UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2024

RANGE IMPACT, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	RNGE	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On August 7, 2024, the Audit Committee of the Board of Directors of Range Impact, Inc. (the “Company”), in consultation with management and Meaden & Moore LLP, (“Meaden & Moore”), the Company’s independent registered public accounting firm, concluded that the Company’s previously issued unaudited condensed consolidated financial statements contained within the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024 should no longer be relied upon due to errors in such financial statements, and therefore a restatement of those prior financial statements was required. On August 8, 2024, the Company filed a Form 10-Q/A to amend and restate the financial statements included in the Form 10-Q for the quarter ended March 31, 2024 as originally filed on May 15, 2024.

Background

On June 19, 2024, the Company’s internal accounting staff discovered that a vendor invoice in the amount of $462,691 from a subcontractor who performed surface mining for one of the Company’s subsidiaries in March 2024 was inadvertently posted in the Company’s accounting books in April 2024. This accounting error understated expenses and overstated net income for the three-month period ended March 31, 2024. After consulting with Meaden & Moore, a meeting of the Audit Committee was held on August 7, 2024, at which time the Audit Committee concluded that the amount of the improperly recorded expense was significant to the results of the Company’s operations for the period ended March 31, 2024, and, therefore, required a restatement of the financial statements for the period then ended. On August 8, 2024, the Company filed a Form 10-Q/A with (i) the restated financial statements; (ii) a revised “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (iii) disclosure that there was a material weakness in the Company’s control over financial reporting at the time the above-mentioned financial statements were issued; and (iv) that the Company’s disclosure controls and procedures were not effective at the time the above-mentioned financial statements were issued. The impact of that restatement was to increase the Company’s net loss for the quarter ended March 31, 2024 from $751,149 to $1,213,840 and increase the Company’s liabilities as of March 31, 2024 from $11,993,151 to $12,455,842.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE IMPACT, INC.

Dated: October 15, 2024	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer